Exhibit 99.1

For Immediate Release

Media Contact:	Investor Contact:
Su Shin	Ngoc Nguyen
(808) 546-2344	(808) 546-3475
su.shin@hawaiiantel.com	ngoc.nguyen@hawaiiantel.com

Hawaiian Telcom Enters into Definitive Agreement to Merge with Cincinnati Bell

Hawaiian Telcom Stockholders to Receive $30.75 per Share Consideration in a Cash and Stock Transaction

Companies Join Forces to Ensure Continued Focus on Fiber Investments in Local Communities

HONOLULU, HI (Monday, July 10, 2017) — Hawaiian Telcom (NASDAQ:HCOM), Hawai‘i’s leading fiber-based integrated communications provider, and Cincinnati Bell (NYSE:CBB), a leading fiber and IT services and solutions business, today announced that their boards of directors approved a definitive agreement under which the companies will combine in a cash and stock transaction valued at approximately $650 million, including the assumption of net debt.

Under the agreement, Hawaiian Telcom stockholders will have the option to elect either $30.75 in cash, 1.6305 shares of Cincinnati Bell common stock, or a mix of $18.45 in cash and 0.6522 shares of Cincinnati Bell common stock for each share of Hawaiian Telcom, subject to proration such that the aggregate consideration to be paid to Hawaiian Telcom stockholders will be 60 percent cash and 40 percent Cincinnati Bell common stock. This consideration represents a 26 percent premium to Hawaiian Telcom’s closing price of $24.44 on July 7, 2017, 24 percent premium to the volume-weighted average price of the last 20 calendar days of $24.86, and 31 percent premium to the volume-weighted average price of the last 12 months of $23.55. Upon the closing of the transaction, Hawaiian Telcom stockholders will own approximately 15 percent and Cincinnati Bell stockholders will own approximately 85 percent of the combined company.

Hawaiian Telcom and Cincinnati Bell will continue to maintain their separate local brand identities and operations, while combining their buying power and resources to continue to focus on delivering world class integrated communications and technology solutions for their local communities.

“Cincinnati Bell’s track record of success and commitment to investing in the build out of its regional fiber network in both urban and non-urban areas over the past decade makes it a great partner for us,” said Scott Barber, Hawaiian Telcom president and chief executive officer. “We look forward to sharing our companies’ fiber expertise and enhanced service offering as we continue to expand our Next-Generation Fiber Network throughout the state of Hawai‘i. With our highly complementary values, distinctive brands and vision focused on fiber as the future, and our shared commitment to the communities in which we operate, I am confident this partnership will provide great opportunities for growth and value creation to both Hawaiian Telcom and Cincinnati Bell stockholders, along with our customers and partners.”

“Cloud migration, the need for fiber infrastructure that supports 5G-ready, high-density data transmission and IoT are the key trends that will define telecommunications in the future,” said Leigh Fox, president and chief executive officer of Cincinnati Bell. “We are excited about the opportunity to partner with Hawaiian Telcom as part of Cincinnati Bell’s refined strategy to build two distinct businesses with the appropriate scale, structure and leadership to deliver superior operating results, while providing strategic optionality from a diversified but complementary portfolio of assets. Today’s announcement positions us to capitalize on these favorable market dynamics while enhancing our leadership at the forefront of the telecommunications landscape. Hawaiian Telcom brings Cincinnati Bell greater financial and operational scale and an established market position in a new geography to seize upon the growing demand for fiber.”

The merger will bring together two companies with complementary values, goals, and business strategies with a shared focus on investing in and monetizing its fiber networks. The companies have been successful for generations, Hawaiian Telcom since 1883 and Cincinnati Bell since 1873, because of their commitment to their local communities and their desire to provide access to innovative technologies that fuel social and economic development.

This merger will combine Hawaiian Telcom’s 1,300 employees with Cincinnati Bell’s 3,000 to create a bigger and stronger enterprise that will foster greater innovation and deliver more competitive products and services to customers. Cincinnati Bell is committed to Hawaiian Telcom’s workforce and ensuring that it can meet the needs of its customers today and into the future. Also, due to distance and separate operations, this merger is not expected to materially impact jobs in Hawai‘i. In fact, Cincinnati Bell has committed to investing in Hawaiian Telcom’s Next-Generation Fiber network statewide, which will create additional opportunities for growth.

Hawaiian Telcom will continue to be locally managed from Hawai‘i and its existing union labor agreements will be honored. Hawaiian Telcom will name two directors to the combined company board of directors and these seats will be held by Hawai‘i residents, ensuring that Hawai‘i is well represented when broader strategic decisions are made.

The partnership between Hawaiian Telcom and Cincinnati Bell is an important step towards building scale and locking in fiber density value for stockholders and customers, as Cincinnati Bell continues to anticipate and capitalize on the growing demand for fiber capacity. With the merger, Cincinnati Bell gains access to both Honolulu, a well-developed, fiber-rich city, as well as to the growing neighbor islands, and will provide Hawaiian Telcom with expanded liquidity and capital flexibility to continue to expand its Next-Generation Fiber network to enable growth and better serve its customer base statewide. The companies’ combined fiber networks exceed 14,000 fiber route miles. In addition, Hawaiian Telcom provides Cincinnati Bell with direct access to the 2.6TB of transpacific fiber cable capacity linking Asia and the U.S., which expands

Cincinnati Bell’s route diversity and gives the combined company exposure to large, data-hungry demographics on both sides of the Pacific.

“Hawaiian Telcom’s transformation from a legacy telephone company to Hawai‘i’s Technology Leader would not have been possible without our employees’ hard work and dedication as well as the ongoing support of our stockholders,” added Barber. “Hawaiian Telcom is in a position to benefit from this merger because of their diligence and commitment. This deal represents the beginning of a positive new chapter in Hawaiian Telcom and Cincinnati Bell’s rich legacies in its communities and our mutual desire to ensure our companies continue to stand the test of time. This combination of like-minded, locally-focused companies has the potential to not only ensure our long-term sustainability, but to catapult our growth. Together, Hawaiian Telcom and Cincinnati Bell will continue to expand the reach of our state-of-the-art fiber network statewide, launch innovative IP-based products and services and as a result, strengthen our competitive position and transform our growth profile.”

This transaction is subject to certain customary closing conditions including federal and state regulatory approvals and approval by Hawaiian Telcom’s stockholders. The merger is expected to close in the second half of 2018.

UBS Investment Bank is acting as financial advisor to Hawaiian Telcom, and Gibson, Dunn & Crutcher LLP is serving as legal counsel. Moelis & Company and Morgan Stanley & Co. LLC are acting as financial advisors to Cincinnati Bell, and Cravath, Swaine & Moore and Morgan, Lewis & Bockius, and BosseLaw, PLLC are serving as legal counsel.

Conference Call

Cincinnati Bell will host a conference call on July 10, 2017, at 8:30 a.m. (ET) to discuss the transactions. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is 800-930-1344, with the passcode 3371598. Callers located outside of the U.S. and Canada may dial 719-457-2662. A taped replay of the conference call will be available shortly after the conclusion of the call. The replay will be available at 888-203-1112. For callers outside of the U.S. and Canada, access information for the replay can be found here. The replay reference number is 3371598. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

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About Hawaiian Telcom

Hawaiian Telcom (NASDAQ: HCOM), headquartered in Honolulu, is Hawai‘i’s technology leader, providing integrated communications, broadband, data center and entertainment solutions for business and residential customers. With roots in Hawai‘i beginning in 1883, the Company offers a full range of services including Internet, video, voice, wireless, data network solutions and security, colocation, and managed and cloud services supported by the reach and reliability of its next generation fiber network and a 24/7 state-of-the-art network operations center. With employees statewide sharing a commitment to innovation and a passion for delivering superior service, Hawaiian Telcom provides an Always OnSM customer experience. For more information, visit hawaiiantel.com.

About Cincinnati Bell Inc.

With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (NYSE:CBB) provides integrated communications solutions — including local and long distance voice, data, high-speed Internet and video — that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on CBTS, a wholly-owned subsidiary, for efficient, scalable office communications systems and end-to-end IT solutions. For more information, please visit www.cincinnatibell.com.

Additional Information and Where to Find It

In connection with the proposed merger, Hawaiian Telcom intends to file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission (the “SEC”).  Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the stockholders of Hawaiian Telcom.  Cincinnati Bell also intends to file with the SEC a registration statement on Form S-4 in connection with the merger, which will include the definitive proxy statement and a prospectus with respect to Cincinnati Bell’s common shares to be issued in connection with the merger.  BEFORE MAKING ANY VOTING DECISION, HAWAIIAN TELCOM’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER (INCLUDING, BUT NOT LIMITED TO, THE REGISTRATION STATEMENT ON FORM S-4 FILED BY CINCINNATI BELL) OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER.  Investors and stockholders may obtain a free copy of documents filed by Hawaiian Telcom and/or Cincinnati Bell with the SEC at the SEC’s website at http://www.sec.gov.  In addition, investors and stockholders may obtain a free copy of Hawaiian Telcom’s filings with the SEC from Hawaiian Telcom’s website at http://ir.hawaiiantel.com or by directing a request to: Hawaiian Telcom Holdco, Inc., 1177 Bishop Street, Honolulu, HI 96813, Attention: Secretary, (808) 546-4511.  Investors and stockholders may obtain a free copy of Cincinnati Bell’s filings with the SEC from Cincinnati Bell’s website at http://investor.cincinnatibell.com or by directing a request to: Cincinnati Bell Inc., 221 East Fourth Street, Cincinnati, OH 45202, Attention: Corporate Secretary, (513) 397-9900.

Participants in the Solicitation

Hawaiian Telcom, Cincinnati Bell and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders of Hawaiian Telcom in favor of the proposed merger.  Information about Hawaiian Telcom’s directors and executive officers and their ownership of Hawaiian Telcom’s common stock is set forth in Hawaiian Telcom’s annual report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC on March 14, 2017, and its definitive proxy statement for its 2017 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 14, 2017.  Information about Cincinnati Bell’s directors and executive officers is set forth in its definitive proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on March 24, 2017. These documents are available free of charge from the sources indicated above. Certain directors, executive officers and employees of Hawaiian Telcom and Cincinnati Bell may have direct or indirect interests in the proposed merger due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement, the registration statement and other relevant materials with respect to the merger that Hawaiian Telcom and Cincinnati Bell intend to file with the SEC and furnish to the Company’s stockholders.

No Offer or Solicitation

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended and otherwise in accordance with applicable law.

Forward-Looking Statements

This release includes certain statements and predictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”).  In particular, any statement, projection or estimate that includes or references the words “believes”, “anticipates”, “intends”, “expected”, “will” or any similar expression falls within the safe harbor of forward-looking statements contained in the Reform Act.  Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including, but not limited to: failures in Hawaiian Telcom’s critical back office systems and IT infrastructure; breach of the our data security systems; increases in the amount of capital expenditures required to execute our business plan; the loss of certain outsourcing agreements, or the failure of any third party to perform under these agreements; our ability to sell capacity on the new submarine fiber cable project; adverse changes to applicable laws and regulations; the failure to adequately adapt to technological changes in the telecommunications industry, including changes in consumer technology preferences; adverse economic conditions in Hawai‘i; the availability of lump sum distributions under our union pension plan; limitations on the ability to utilize net operating losses due to an ownership change under Internal Revenue Code Section 382; the inability to service our indebtedness; limitations imposed on our business from restrictive covenants in the credit agreements; severe weather conditions and natural disasters; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Cincinnati Bell or conditions to the closing of the merger may not be satisfied or waived; the failure to obtain the approval of the Company’s stockholders or the failure to satisfy the closing conditions; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel, maintain relationships with its customers and suppliers, and operating results and business generally; the transaction may involve unexpected costs, liabilities or delays; the Company’s business may suffer as a result of the uncertainty surrounding the transaction; the outcome of any legal proceeding relating to the transaction; the Company may be adversely affected by other economic, business and/or competitive factors; and other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all.  More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Hawaiian Telcom’s 2016 Annual Report on Form 10-K. The information contained in this release is as of July 10, 2017. It is anticipated that subsequent events and developments may cause estimates to change, and the Company undertakes no duty to update forward-looking statements.